Exhibit 10.3.8

AMENDMENT NO. 5
to the
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
by and among
IST ACQUISITIONS, LLC.
IMAGING AND SENSING TECHNOLOGY CORPORATION AND
CERTAIN OF THE SUBSIDIARIES OF
IMAGING AND SENSING TECHNOLOGY CORPORATION
AS LOAN PARTIES
AND
AMERICAN CAPITAL FINANCIAL SERVICES, INC.
AS AGENT
and
THE PURCHASERS IDENTIFIED ON
ANNEX A HERETO
Date of Amendment No. 5: May 14,2008
Date of Amendment No. 4: September 13, 2006
Date of Amendment No. 3: May 16,2006
Date of Amendment No. 2: December 22, 2005
Date of Amendment No. 1: May 24, 2005
Original Date: October 29, 2004

AMENDMENT NO. 5
to the
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
     THIS AMENDMENT NO. 5, dated May 14, 2008 (this “Amendment”), amends THE AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT (as amended to date, the “Agreement”), dated as of October 29, 2004, and is by and among IST ACQUISITIONS, LLC, a Delaware limited liability company (“Patent”), IMAGING AND SENSING TECHNOLOGY CORPORATION, a New York corporation (“Borrower”), IST CONAX NUCLEAR, INC., a New York corporation, IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP., a New York corporation, IST INSTRUMENTS, INC., a New York corporation, QUADTEK, INC., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties thereto (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”).
RECITALS
     A. The parties hereto were party to a Note and Equity Purchase Agreement, dated as of October 29, 2004 (the “Original Purchase Agreement”);
     B. The parties hereto are party to the Agreement, pursuant to which the original Purchase Agreement was amended and restated;
     C. The Loan Parties, Purchasers and the Agent have agreed to enter into this Amendment to amend the Agreement, in order to amend of certain terms of the Agreement.
     NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
1. Definitions. Capitalized terms used and not defined elsewhere in this Amendment are as defined in the Agreement.
2. Amendment. Section 2.3(a) of the Agreement is hereby amended and restated in its entirety as follows:
“(a) Subject to the terms and conditions set forth in this Agreement, on or after the Closing Date and to, but excluding, October 14, 2010 (the “Revolving Loan Termination Date”), Purchasers shall, severally, on a pro rata basis based on the percentages specified to Agent, make loans and advances to the Loan Parties on a revolving credit basis (collectively, the “Revolving Loans” in an aggregate amount outstanding at any time up to the Revolving Loan Commitment Amount.

From and after the a Closing, the Revolving Loans shall be evidenced by a promissory note made by the Loan Parties in favor of Purchasers (the “Revolving Notes”) in the. form attached hereto as Exhibit A-4 to be delivered by the Loan parties at the Closing. The date and amount of each Revolving Loan made by Purchasers and each payment on account of principal thereof shall be recorded by Agent on its books; provided that, the failure of Agent to make any such recordation shall not affect the obligations of the Loan Parties to make payments when due of any amounts owing in respect of the Revolving Loans.”
3. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:
     (a) This Amendment constitutes a legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms.
     (b) Such Loan Party has no defense, counterclaim or offset with respect to the Agreement or the Notes.
4. Agent’s Fees and Expenses. The Loan Parties shall pay or cause to be paid to Agent or its designee a fee in the amount of $1,000 in consideration for the preparation and negotiation of the Amendment
5. Effect on the Agreement.
     (a) All references to the Amended and Restated Purchase Agreement in the Agreement and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Agreement as amended hereby and as such may in the future be amended, restated, supplemented or modified from time to time.
     (b) Except as specifically amended herein, the Agreement, and all other documents and instruments delivered pursuant to or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (c) Except as specifically referenced herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Agreement or any documents and instruments delivered pursuant to or in connection therewith.
6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Maryland.
7. Further Assurances. The parties hereto shall, at anytime and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, LLC. By its sole member Mirion Technologies, Inc
By:	/s/ Thomas Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:	/s/ Mohammed Sadki
	Name:	Mohammed Sadki
	Title:	Treasurer

IST CONAX NUCLEAR, INC.
By:	/s/ Mohammed Sadki
	Name:	Mohammed Sadki
	Title:	Treasurer

IST INSTRUMENTS, INC.
By:	/s/ Mohammed Sadki
	Name:	Mohammed Sadki
	Title:	Treasurer

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:	/s/ Mohammed Sadki
	Name:	Mohammed Sadki
	Title:	Treasurer

SIGNATURE PAGE: IST NEPA AMENDMENT NO. 5

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES INC.
By:	/s/ Robert J. Klein
	Name:	Robert J. Klein
	Title:	Vice President

PURCHASERS: AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert J. Klein
	Name:	Robert J. Klein
	Title:	Managing Director

ACS FUNDING TRUST I
By:	AMERICAN CAPITAL STRATEGIES, LTD., its
Servicer

By:	/s/ Robert J. Klein
	Name:	Robert J. Klein
	Title:	Managing Director

SIGNATURE PAGE: IST NEPA AMENDMENT NO. 5

QUADTEK, INC.
By:	/s/ Thomas Logan
	Name:	Thomas D. Logan
	Title:	Director

SIGNATURE PAGE: IST NEPA AMENDMENT NO. 5